ADDENDUM TO THE CONVERTIBLE DEBENTIJRE DATED JANUARY 5 2015

(hereinafter referred to as the "Convertible Debenture")

This Addendum to the Convertible Debenture (hereinafter referred to as this "Addendum to the Convertible Debenture") is dated as of the 29th day of October, 2021.

BETWEEN:

37 CAPITAL INC., of

Suite 303, 570 Granville Street Vancouver, BC, V7C 3Pl

(hereinafter refened to as the "Company")

OF THE FIRST PART

AND:

CANACCORD GENUITY ITF RRSP DEDO KALPAK1AN

ACCOUNT #17F-921S-3, of

#2200- 609 Granville Street

Vancouver, BC V7Y_IH2

(hereinafter referred to as "Canaccord")

OF THE SECOND PART

Collectively both parties shall be referred to as the "Patties".

WHEREAS:

I).	The Company has issued to Canaccord the Convertible Debenture for the principal amount of $125,000 (the "Principal Amount");
2).	AND WHEREAS the Term of the Convertible Debenture was for a period of twelve (12) months; 3). AND WHEREAS the Principal Amount together with the accrued interest (the "Outstanding Liability") became due and payable on January 5, 2016 (the "Due Date");
4).	AND WHERAS the Company was unable to pay the Outstanding Liability on the Due Date;
5).	AND WHERAS the Company and Canaccord now wish to amend the Term of the Conve1tible Debenture for an indefinite period until the Company pays the Outstanding Liability to Canaccord.

NOW THEREFORE, in consideration of the mutual covenants and provisions contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Provision #I of the Convertible Debenture shall be deleted in its entirety and shall be replaced by the following:

"1. Principal Payment

Subject to the provisions of this debenture (the "Debenture"), the Principal Amount, together with interest thereon, shall become due and payable at a future date by the Company (the "Term")."

Addendum between 37 Capital and Canaccord

October 29, 2021

All other terms and conditions of the Conve1tible Debenture shall remain unchanged and shall be in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Addendum as of the day and year provided herein.

37 CAPITAL INC.

BY: /s/ “Bedo H. Kalpakian”

Authorized Signatory

CANACCORD GENUITY ITF RRSP BEDO KALPAKIAN

BY: /s/ “Canaccord Genuity Corp.”

Authorized Signatory

1

ADDENDUM TO THE CONVERTIBLE DEBENTURE DATED JANUARY 5, 2015

(hereinafter referred to as the "Convertible Debenture”)

This Addendum to the Convertible Debenture (hereinafter referred- to as this "Addendum to the Convertible Debenture") is dated as of the 29th day of October, 2021.

BETWEEN:

37 CAPITAL INC., of

Suite 303, 570 Granville Street Vancouver, BC, V7C 3Pl

(hereinafter referred to as the "Company")

OF THE FIRST PART

AND:

CANACCORD GENUITY ITF RRSP JACOB KALPAKJAN

ACCOUNT #17F-920S-5, of

#2200- 609 Granville Street

Vancouver, BC V7Y_lH2

(hereinafter referred to as "Canaccord")

OF THE SECOND PART

Collectively both parties shall be referred to as the "Parties".

WHEREAS:

1).	The Company has issued to Canaccord the Conve1tible Debenture for the principal amount of $125,000 (the "Principal Amount");
2).	AND WHEREAS the Term of the Conve1iible Debenture was for a period of twelve (12) months; 3). AND WHEREAS the Principal Amount together with the accrued interest (the "Outstanding Liability") became due and payable on January 5, 2016 (the "Due Date");
4).	AND WHEREAS the Company was unable to pay the Outstanding Liability on the Due Date;
5).	AND WHERAS the Company and Canaccord now wish to amend the Term of the Convertible Debenture for an indefinite period until the Company pays the Outstanding Liability to Canaccord.

NOW THEREFORE, in consideration of the mutual covenants and provisions contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Provision #1 of the Convertible Debenture shall be deleted in its entirety and shall be replaced by the following:

"1. Principal Payment

Subject to the provisions of this debenture (the "Debenture"), the Principal Amount, together with interest thereon, shall become due and payable at a future date by the Company (the "Term")."

Addendum between 37 Capital and Canaccord

October 29,2021

All other terms and conditions of the Convertible Debenture shall remain unchanged and shall be in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Addendum as of the day and year provided herein.

37 CAPITAL lNC.

BY: /s/ Bedo H. Kalpakian”

Authorized Signatory

CANACCORD GENUITY ITF RRSP JACOB KALPAKIAN

BY: /s/ “Canaccord Genuity Corp.”

Authorized Signatory